Other Assets	12 Months Ended
Dec. 31, 2012
Other Assets
10.	Other Assets

The components of other assets are as follows:

December 31,	2012	2011

Accounts receivable (1)	$417	$330
Interest and dividends receivable	150	142
Prepaid expenses	114	153
Other investments	59	57
Deferred tax asset – net	-	27
Other	73	109

Total other assets	$813	$818

(1)	Accounts receivable includes accrued service fee income and a receivable from the Company’s loan servicer.